SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------


      Date of Report (Date of earliest event reported) : November 15, 2003


                      AMERICAN EXPRESS CERTIFICATE COMPANY
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             (Exact name of registrant as specified in its charter)


          Delaware                          2-23772              41-6009975
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(State or other jurisdiction of    (Commission file Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


 52 AXP Financial Center, Minneapolis, Minnesota                       55474
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    (Address of principal executive offices)                        (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131
                                                            --------------

             (Former name or address, if changed since last report)


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Item 5. Other Information.

On November 15, 2003 American Express Certificate Company (the "Company") appointed Brian J. McGrane as Chief Financial Officer. Mr. McGrane brings to this position 10 years of comprehensive financial services experience. He succeeds John T. Sweeney, who was recently appointed Vice President, Brokerage and Banking.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                                  AMERICAN EXPRESS CERTIFICATE COMPANY




BY:                                         /s/ Paula R. Meyer
                                            -----------------------------------
NAME AND TITLE:                                 Paula R. Meyer
                                                Chief Executive Officer

DATE:                                           November 21, 2003